UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2021

Ondas Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 Old South Road, #495, Nantucket, MA 02554
(Address of principal executive offices) (Zip Code)

(888) 350-9994

Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 17, 2021, Ondas Holdings Inc. (the “Company” or “Ondas”) entered into an Agreement and Plan of Merger (the “Agreement”) with Drone Merger Sub I Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub I”), Drone Merger Sub II Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), American Robotics, Inc., a Delaware corporation (“American Robotics”), and Reese Mozer, solely in his capacity as the representative of American Robotics’ Stockholders (as defined in the Agreement). The Agreement provides that, upon the terms and subject to the conditions set forth in the Agreement, American Robotics will merge with and into Merger Sub I (“Merger I”), with American Robotics as the surviving entity, and American Robotics will then subsequently and immediately merge with and into Merger Sub II (“Merger II” and, together with Merger I, the “Mergers”), with Merger Sub II continuing as the surviving entity and as a direct wholly-owned subsidiary of the Company. The Mergers are subject to customary closing conditions, including approval by the Company’s stockholders. The transaction is expected to close in the third quarter of 2021.

Item 8.01. Other Events.

The Company is filing this Current Report on Form 8-K to disclose (i) the audited financial statements of American Robotics for the years ended December 31, 2020 and December 31, 2019, (ii) the unaudited financial statements of American Robotics for the three months ended March 31, 2021 and March 31, 2020, and (iii) the unaudited pro forma condensed combined financial statements (and related notes) of the Company as of and for the three months ended March 31, 2021 and the year ended December 31, 2020. The unaudited pro forma condensed combined financial statements are based on the Company’s audited and unaudited interim historical consolidated financial statements and American Robotics’ audited and unaudited interim historical financial statements as adjusted to give effect to the Company’s acquisition of American Robotics. The unaudited pro forma condensed combined balance sheet as of March 31, 2021 gives effect to these transactions as if they occurred on March 31, 2021. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021 and the twelve months ended December 31, 2020 give effect to these transactions as if they occurred on January 1, 2020.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Turner Stone & Company, L.L.P.
99.1	The audited financial statements of American Robotics, Inc. for the years ended December 31, 2020 and December 31, 2019.
99.2	The unaudited financial statements of American Robotics, Inc. for the three months ended March 31, 2021 and March 31, 2020.
99.3	The unaudited proforma condensed combined financial statements (and related notes) of Ondas Holdings Inc. as of and for the three months ended March 31, 2021 and December 31, 2020.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction described herein, Ondas intends to file relevant materials with the SEC, including a preliminary proxy statement and, when available, a definitive proxy statement. Promptly after filing its definitive proxy statement with the SEC, Ondas will mail the definitive proxy statement and a proxy card to each Ondas stockholder entitled to vote at the meeting of stockholders relating to the transaction. INVESTORS AND STOCKHOLDERS OF ONDAS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ONDAS FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT ONDAS, AMERICAN ROBOTICS, AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Ondas with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by visiting Ondas' investor relations section at www.ondas.com. The information contained on, or that may be accessed through, the websites referenced in this report are not incorporated by reference into, and are not a part of, this report or any document filed by Ondas with the SEC.

Participants in the Solicitation

Ondas and its directors and executive officers may be deemed participants in the solicitation of proxies from Ondas’ stockholders with respect to the transaction. The names and other information about those directors and executive officers and a description of their ownership of Ondas common stock and other interests in Ondas and in the transaction will be included in the definitive proxy statement relating to the transaction and will be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the definitive proxy statement relating to the transaction when available. Other information regarding the interests of the participants in the proxy solicitation will be included in the definitive proxy statement relating to the transaction when it becomes available. These documents can be obtained free of charge from the source indicated above.

No Offer or Solicitation

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, by Ondas, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of such state. Any offering of the securities will only be by means of a statutory prospectus meeting the requirements of the rules and regulations of the SEC and applicable law or in accordance with an applicable exemption from the registration requirements thereof.

Forward Looking Statements

Statements made in this report that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Ondas cautions readers that forward-looking statements are predictions based on its current expectations about future events. Examples of forward-looking statements include, among others, statements made in this report regarding the proposed transaction contemplated by the definitive agreement, including the benefits of the transaction, revenue opportunities, anticipated future financial and operating performance, and results, including expectations for growth, and the expected timing of the transaction. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of Ondas' control. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the transaction; (2) the failure to obtain financing required to complete the transaction; (3) the inability to complete the transaction, including due to failure to obtain approval of the stockholders of Ondas, required regulatory approvals, or satisfy other conditions to closing in the definitive agreement; (4) the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction; (5) the ability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of management to integrate the combined company's business and operation, and the ability of the parties to retain key employees; (6) costs related to the transaction; (7) risks relating to the uncertainty of pro forma and projected financial information with respect to the combined company; and (8) other risks and uncertainties indicated from time to time in the preliminary and definitive proxy statements to be filed with the SEC relating to the transaction, including those under “Risk Factors” therein, and in Ondas' other filings with the SEC. Ondas cautions that the foregoing list of factors is not exhaustive. Ondas cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Ondas does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Ondas gives no assurance that after the transaction the combined company will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2021	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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